July 15, 2022

BNY MELLON STRATEGIC FUNDS, INC.

- BNY Mellon Select Managers Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in the summary prospectus and in the prospectus:

The Sub-Advisory Agreement between BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") and Rice Hall James & Associates, LLC ("RHJ") will be terminated and RHJ will no longer serve as a sub-adviser to the fund, effective July 31, 2022 (the "Effective Date").

Prior to the Effective Date, the portion of the fund's assets allocated to RHJ for management will be allocated to certain of the fund's five other sub-advisers, as determined by BNYM Investment Adviser as the fund's portfolio allocation manager. The new target percentage of the fund's assets to be allocated to the sub-advisers by the Effective Date will be approximately 25% to Channing Capital Management, LLC, approximately 16% to Eastern Shore Capital Management, approximately 18% to Heartland Advisors, Inc., approximately 21% to Neuberger Berman Investment Advisers LLC and approximately 20% to Walthausen & Co., LLC.

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